Related Party Transaction	12 Months Ended
Jun. 30, 2024
Related Party Transaction [Abstract]
Related Party Transaction

Note 5 – Related Party Transaction

Other payables – related parties

During the year ended June 30, 2022, the Company has an office rental agreement with Ace United International Limited, which is a company wholly owned by the Company’s Founder and CEO. The Company has paid a monthly rent of $4,103 and the terms of the agreement are renewed on an annual basis. The rental agreement was terminated in December 2021. The rental payment is expensed as incurred. During the years ended June 30, 2024, 2023 and 2022, the rental expenses were nil, nil and $24,615 respectively. The balance due to Ace United International Limited was nil as of June 30, 2024 and 2023.

During the years ended June 30, 2024 and 2023, other payables – related parties represent reimbursement from related parties and the Company’s executive management, Mr. Chung and Mr. Au for out-of-pocket expenses incurred for business purposes. The balances due to Mr. Chung and Mr. Au was approximately $681 and $7,606 respectively as of June 30, 2024 and $1,476 and $5,512 respectively as of June 30, 2023.

During the years ended June 30, 2024 and 2023, the expenses paid for TCM formulae and materials for product development to Regeneration Company Limited, a related company, were approximately $0.09 million and $0.6 million, respectively. The balance due to Regeneration Company Limited was approximately $156 and $1,506 respectively as of June 30, 2024 and 2023.

During the years ended June 30, 2024 and 2023, the expenses paid for services fee for research support to Regencell Bioscience Asia Sdn. Bhd., a related company, were approximately $0.03 million and $0.03 million respectively. The balance due to Regencell Bioscience Asia Sdn. Bhd., was nil and $2,076 as of June 30, 2024 and 2023.